                                  EXHIBIT 10.9

                       SUMMARY OF APPROVED CHANGES TO THE
       BLUE CROSS AND BLUE SHIELD CONTROLLED AFFILIATE LICENSE AGREEMENTS

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        Action          Effective Date                                      Explanation

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
Replace Page 1         November 16, 2000     Amended Paragraph 1: Permits a Licensed Controlled Affiliate to use the Blue
                                             Brands in its legal name subject to certain conditions.
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

                                  REDLINED TEXT

REVISED EXCERPT OF CONTROLLED AFFILIATE LICENSE AGREEMENTS, PARAGRAPH 1:

1.    GRANT OF LICENSE

      Subject to the terms and conditions of this Agreement, BCBSA hereby grants to Controlled Affiliate the right to use the Licensed Marks and Name in connection with, and only in connection with: (i) health care plans and related services, as defined in BCBSA's License Agreement with Plan, and administering the non-health portion of workers' compensation insurance, and (ii) underwriting the indemnity portion of workers' compensation insurance, provided that Controlled Affiliate's total premium revenue comprises less than 15 percent of the sponsoring Plan's net subscription revenue.

This grant of rights is non-exclusive and is limited to the Service Area served by the Plan. Controlled Affiliate may not use the Licensed Marks and Name in its legal name on the following conditions: (i) the legal name must be approved in advance, in writing, by BCBSA; (ii) Controlled Affiliate shall not do business outside the Service Area under any name or mark; and (iii) Controlled Affiliate shall not use the Licensed Marks and Name, or any derivative thereof, as part of any name or symbol used to identify itself in any securities market. Controlled Affiliate may use the Licensed Marks and Name in its Trade Name only with the prior, written, consent of BCBSA.

                       SUMMARY OF APPROVED CHANGES TO THE
       BLUE CROSS AND BLUE SHIELD CONTROLLED AFFILIATE LICENSE AGREEMENTS

------------------------------------------------------------------------------------------------------------------------------
        Action          Effective Date                                      Explanation

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
Replace the Entire      November 16, 2000       Amended Exhbit A:
Exhibit A with the                              -  Delayed implementation of the revised Quarterly Financial and Enrollment
new Exhibit A                                      Reporting.
                                                -  Eliminated reporting requirements that have sunset (i.e., dates no longer are applicable). NOTE: THESE REVISIONS ARE NOT SHOWN BELOW, BUT ARE
                                                   REFLECTED IN REDLINED VERSION OF LICENSE AGREEMENTS.
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

                                  REDLINED TEXT

REVISED EXCERPT OF CONTROLLED AFFILIATE LICENSE AGREEMENTS, EXHIBIT A:


Standard 6(I):

D. Quarterly Financial Report, Semi-annual "Managed Care Organizations Risk-Based Capital (MCO-RBC) Report" starting 12/31/98 and thereafter as defined by the NAIC, Combined Annual Financial Forecast, Annual Certified Audit Report, Insurance Department Examination Report**, Annual Statement filed with State Insurance Department (with all attachments),

E. Quarterly Enrollment Report, Semi-Annual Benefit Cost Management Report starting 6/30/00 and thereafter, NMIS Report up to and through second quarter 2000.



Standard 7(B):

C.    Quarterly Financial Report and thereafter,....................